Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events
Subsequent Events

20. Subsequent Events

Cash Distribution

In March 2019, the Company made a one‑time cash distribution totaling approximately $5.1 million to its then‑sole stockholder, GC Palomar Investor LP, enabling it to distribute funds to its partners, including Genstar Capital, in order to allow such partners to satisfy tax obligations incurred as a result of the domestication transactions.

Domestication and forward stock split

In March 2019, the following events occurred: (i) the Company implemented a domestication pursuant to Section 388 of the Delaware General Corporation Law and Section 206 of the Companies Law (2018 Revision), as amended, of the Cayman Islands pursuant to which it became a Delaware corporation and no longer subject to the laws of the Cayman Islands, (ii) the Class P units and Plan were modified as described below, (iii) the Company effected a 17,000,000 for one forward stock split and (iv) caused its then‑sole stockholder, GC Palomar Investor LP, to distribute all of the post‑split shares of its common stock to its various partners and other interest holders, including to Genstar Capital and its affiliates.

Modification of Management Incentive Plan

On March 15, 2019, the Company modified its 2014 Management Incentive Plan by eliminating the requirement of a liquidity event to occur for the holders of its Class P units to realize value. All Class P units were modified such that the vesting of each Class P unit holder’s awards was accelerated and their Class P distribution percentages were determined. Common shares were distributed based on these percentages as part of the domestication transactions as described above. This modification resulted in a stock compensation charge and corresponding increase to additional paid‑in capital of $23.0 million for the quarter ending March 31, 2019.